[LOGO]	MONY LIFE INSURANCE COMPANY
1290 Avenue of the Americas
New York NY 10104

Dodie Kent

Vice President and

Associate General Counsel

212-314-3970

Fax: 212-707-1791

March 1, 2012

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	MONY Variable Account L (the “Registrant”) Registration Nos. 333-104156 and 811-06215; 333-72590 and 811-06215; 333-72594 and 811-06215; 333-71417 and 811-06215; 333-71617 and 811-06215; 333-01581 and 811-06215; and 033-37719 and 811-06215 (MONY Variable Universal Life - 2003; MONY Variable Universal Life - 2002; MONY Survivorship Variable Universal Life; MONY Custom Equity Master; MONY Custom Estate Master; The MONYEquity Master; and The Strategist; respectively.)

Commissioners:

MONY Life Insurance Company (“MONY”), on behalf of the Registrant, has sent to contract owners annual reports for the period ended December 31, 2011 for the following mutual funds in which the Registrant invests:

•	AIM VARIABLE INSURANCE FUNDS - Underlying Funds:

•	Invesco V.I. Global Health Care Fund

•	Invesco V.I. Technology Fund

•	Invesco Van Kampen V.I. Global Value Equity

•	AXA PREMIER VIP TRUST - Underlying Funds:

•	AXA Aggressive Allocation Portfolio

•	AXA Conservative Allocation Portfolio

•	AXA Conservative-Plus Allocation Portfolio

•	AXA Moderate Allocation Portfolio

•	AXA Moderate-Plus Allocation Portfolio

•	Multimanager Multi-Sector Bond Portfolio

•	Multimanager Small Cap Growth Portfolio

•	DREYFUS STOCK INDEX FUND, INC.

•	Dreyfus Stock Index Fund, Inc.

•	EQ ADVISORS TRUST - Underlying Funds:

•	All Asset Allocation Portfolio

•	EQ/AllianceBernstein Small Cap Growth Portfolio

•	EQ/BlackRock Basic Value Equity Portfolio

•	EQ/Boston Advisors Equity Income Portfolio

•	EQ/Calvert Socially Responsible Portfolio

•	EQ/Capital Guardian Research Portfolio

•	EQ/Core Bond Index Portfolio

•	EQ/GAMCO Small Company Value Portfolio

•	EQ/Intermediate Government Bond Index Portfolio

•	EQ/Large Cap Value Index Portfolio

•	EQ/Large Cap Value PLUS Portfolio

•	EQ/MFS International Growth

•	EQ/Mid Cap Index Portfolio

•	EQ/Mid Cap Value PLUS Portfolio

•	EQ/Money Market Portfolio

•	EQ/Montag & Caldwell Growth Portfolio

•	EQ/Morgan Stanley Mid Cap Growth Portfolio

•	EQ/PIMCO Ultra Short Bond Portfolio

•	EQ/Quality Bond PLUS Portfolio

•	EQ/Small Company Index Portfolio

•	EQ/T. Rowe Price Growth Stock Portfolio

•	EQ/UBS Growth and Income Portfolio

•	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS - Underlying Funds:

•	Contrafund(R) Portfolio

•	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS - Underlying Funds:

•	Franklin Income Securities Fund

•	JANUS ASPEN SERIES - Underlying Funds:

•	Balanced Portfolio

•	Enterprise Portfolio

•	Forty Portfolio

•	Overseas Portfolio

•	Worldwide Portfolio

•	MFS VARIABLE INSURANCE TRUST - Underlying Funds:

•	MFS Utilities Series

•	OPPENHEIMER VARIABLE ACCOUNT FUNDS - Underlying Funds:

•	Oppenheimer Global Securities Fund/VA

•	PIMCO VARIABLE INSURANCE TRUST - Underlying Funds:

•	Global Bond Portfolio (Unhedged)

Some of the funds listed above may not be available under every contract offered by the Registrant.

MONY understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/S/ Dodie Kent
Dodie Kent